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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2003

Huntsman International Holdings LLC
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	333-88057 (Commission File Number)	87-0630359 (IRS Employer Identification No.)
500 Huntsman Way, Salt Lake City, Utah 84108 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

        On February 13, 2003, Huntsman International LLC, Huntsman International Holdings LLC's operating subsidiary, together with certain other affiliated companies issued a press release announcing their results for the three months ended December 31, 2002 and for the year ended December 31, 2002. The press release is furnished herewith as Exhibit 99.1. Huntsman International Holdings LLC and Huntsman International LLC will hold a conference call on Friday, February 14, 2003 at 11:00 AM EST.

        Call-in number for participants in the U.S.: (800) 288-8976

        Call in number for international participants: (612) 288-0329

        The conference call will be replayed beginning Friday, February 14 at 6:00 PM EST and ending Friday, February 21 at 2:00 AM EST. Call-in numbers for the replay:

        Within the U.S.: (800) 475-6701

        International: (320) 365-3844

        Access code for U.S. and International: 673877

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL HOLDINGS LLC
/s/ J. KIMO ESPLIN J. KIMO ESPLIN Executive Vice President and Chief Financial Officer

        Dated: February 13, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated February 13, 2003.

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  Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS